SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8K

CURRENT REPORT

Current Report Pursuant
to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:	November 5, 2003
Date of earliest event reported:	November 4, 2003

COMMUNITY FIRST, INC.

(Exact name of registrant as specified in its charter)

Tennessee
(State or other jurisdiction of incorporation)

000-49966	04-3687717
(Commission File Number)	(I.R.S. Employer
Identification No.)

501 South James Campbell Blvd. Columbia, Tennessee	38401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (931) 380-2265

Item 5. Other Event
SIGNATURES
EXHIBIT INDEX
EX-20 PRESS RELEASE

Item 5. Other Event

On November 4, 2003, Community First Inc. (the “Company”) announced quarterly results for the three months ended September 30, 2003. Please see Press Release dated November 4, 2003, a copy which is included as Exhibit 20.

Exhibit No.	Description

20.	Press Release dated November 4, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMUNITY FIRST, INC. (Registrant)

Date: November 4, 2003	/s/ Marc R. Lively Name: Marc R. Lively Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No:	Description

20.	Press Release dated November 4, 2003.